FLEXSHARES
®
TRUST
FlexShares® Real Assets Allocation Index Fund
SUPPLEMENT DATED SEPTEMBER 11, 2023 TO THE PROSPECTUS DATED MARCH 1, 2023, AS AMENDED JULY 31, 2023
The Board of Trustees of FlexShares Trust has approved a reduction in the contractual unitary management fee rate that the FlexShares® Real Assets Allocation Index Fund (the “Fund”) pays to its investment adviser, Northern Trust Investments, Inc., under the Fund’s investment advisory agreement, from the annual rate of 0.57% to 0.49% (expressed as a percentage of the Fund’s average daily net assets), effective September 1, 2023. Accordingly, the Fund’s Prospectus is amended as follows:

1.
Effective September 1, 2023, the following information replaces the information included in the section entitled “FUND SUMMARIES – FlexShares® Real Assets Allocation Index Fund – Fees and Expenses of the Fund” and “– Example” on page 104 of the Prospectus:

Fees And Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following other expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions and fees to financial intermediaries when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (1)	0.49%

Distribution (12b-1) Fees	0.00%

Other Expenses	0.01%

Acquired Fund Fees and Expenses	0.46%

Total Annual Fund Operating Expenses (2)	0.96%

Expense Reimbursement (3)	-0.47%

Total Annual Fund Operating Expenses After Expense Reimbursement	0.49%

(1)	“Management Fees” have been restated to reflect current fees.
(2)
The “Total Annual Fund Operating Expenses” may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does include “Acquired Fund Fees and Expenses.”

(3)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than
12b-1
Fees, Tax Expenses, Extraordinary Expenses, and Acquired Fund Fees and Expenses (“Acquired Fund Fees and Expenses”)) to the extent the “Total Annual Fund Operating Expenses” exceed 0.49%. This contractual limitation may not be terminated before March 1, 2024 without the approval of the Fund’s Board of Trustees. NTI also has contractually agreed until March 1, 2024 to waive a portion of its Management Fees and/or reimburse certain operating expenses in an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in the Underlying Fund (as defined below). The Fund’s Board of Trustees may terminate the contractual agreements at any time if it determines that it is in the best interest of the Fund and its shareholders.

Example
The following Example is intended to help you compare the cost of investing in the Fund with
the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$ 50

3 Years	$ 259

5 Years	$ 485

10 Years	$1,135

2.
Effective September 1, 2023, the following information replaces the information for the FlexShares® Real Assets Allocation Index Fund included in the table in the section entitled “Description of Fund Management – Investment Adviser” beginning on page 231 of the Prospectus:

Fund	Unitary Management Fee (as a percentage of the Fund’s average daily net assets)
FlexShares® Real Assets Allocation Index Fund	0.49%
Please retain this Supplement with your Prospectus for future reference.

FLEXSHARES® TRUST

FlexShares® Real Assets Allocation Index Fund

SUPPLEMENT DATED SEPTEMBER 11, 2023 TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED MARCH 1, 2023, AS AMENDED JULY 31, 2023

The Board of Trustees of FlexShares Trust has approved a reduction in the contractual unitary management fee rate that the FlexShares® Real Assets Allocation Index Fund (the “Fund”) pays to its investment adviser, Northern Trust Investments, Inc., under the Fund’s investment advisory agreement, from the annual rate of 0.57% to 0.49% (expressed as a percentage of the Fund’s average daily net assets), effective September 1, 2023. Accordingly, the Fund’s SAI is amended as follows:

Effective September 1, 2023, the following information replaces the information for the FlexShares® Real Assets Allocation Index Fund included in the table in the section entitled “INVESTMENT ADVISER – Investment Advisory and Ancillary Services Agreement” beginning on page 69 of the SAI:

NAME OF FUND	INVESTMENT ADVISORY FEE
FlexShares® Real Assets Allocation Index Fund	0.49%*

*	Prior to September 1, 2023, the investment advisory fee for the FlexShares® Real Assets Allocation Index Fund was 0.57%.

Please retain this Supplement with your SAI for future reference.